SHARE EXCHANGE AGREEMENT

      This SHARE EXCHANGE AGREEMENT, dated as of May __, 2005 (this "Agreement"), is by and between iPoint U.S.A. Corp., a Delaware corporation ("IPoint"), iPoint-Media Ltd., a company chartered under the laws of the State of Israel ("IPoint-Israel"), and the Shareholders set forth on Schedule I (the "Shareholders").

                                   WITNESSETH:

      WHEREAS, the Shareholders are the owners of 406,900 ordinary shares (the "Shares"), NIS .01 nominal value each per share, of IPoint-Israel, which represent all of the issued and outstanding ordinary shares of IPoint-Israel;

      WHEREAS, there is an outstanding warrant, issued by IPoint Israel, to purchase 1,500 ordinary shares of IPoint-Israel (the "Warrant"), beside of which there are no other issued and outstanding warrants, options and other convertible securities of IPoint-Israel;

      WHEREAS, the Shareholders desire to exchange the Shares for proportional amount of shares of common stock, $.0001 par value per share, of IPoint ("IPoint Common Stock");

      WHEREAS, the respective Boards of Directors of IPoint-Israel and IPoint deem it advisable and in the best interests of IPoint-Israel and IPoint, respectively, and their respective shareholders, to consummate the transactions contemplated by this Agreement upon the terms and conditions set forth herein;

      WHEREAS, it is the parties' mutual intent that the exchange of the Shares and the Warrant contemplated by this Agreement be part of plan of reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and shall comply with the provisions of the pre ruling obtained from the Israeli tax authorities on March 10, 2005 in connection with such transaction (the "Tax Ruling");

      WHEREAS, IPoint-Israel has entered into (i) a financing arrangement with Cornell Capital Partners LP ("Cornell") dated October 12, 2004 (the "Cornell Investment"), (ii) a financing arrangement with Neomedia Technologies, Inc. ("Neomedia") dated September 7, 2004 (the "Neomedia Investment") and (iii) an equity line with Cornell dated October 12, 2004 (the "SEDA");

      WHEREAS, IPoint-Israel, Cornell and Neomedia have agreed to assign certain rights, obligations and benefits set forth under the documents pertaining to the Cornell Investment, the Neomedia Investment and the SEDA to IPoint, which IPoint has agreed to assume;

      NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein and in reliance upon the undertakings, representations, warranties and indemnities contained herein, IPoint, IPoint-Israel and the Shareholders hereby agree as follows:

                                    ARTICLE 1
                    EXCHANGE OF SHARES AND WARRANTS; CLOSING

      Section 1.1 Exchange of Shares. Subject to the terms and conditions herein stated, the Shareholders agree at the Closing to exchange with full title, guarantee, transfer, assign and deliver to IPoint, and IPoint agrees to accept and receive from the Shareholders, the Shares, free and clear of any and all liens.

      Section 1.2 Consideration. In exchange for the Shares, IPoint agrees at the Closing to issue and deliver an aggregate of 40,690,000 shares of IPoint Common Stock (the "New Shares") to the Shareholders, to be allocated among the Shareholders in accordance with Schedule I attached hereto and to issue and deliver a warrant exercisable into an aggregate of 15,000 shares of IPoint Common Stock, as specified in Schedule II attached hereto, in the form attached hereto as Schedule III (the "New Warrant") to the warrant holder specified in
Schedule II (the "Warrant Holder"). Following the issuance and the delivery of the New Warrant to the Warrant Holder, the Warrant Holder shall transfer the Warrant to IPoint and the Warrant shall be cancelled and revoked and shall have no effect or validity.

      Section 1.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution and delivery hereof at the offices of IPoint or such other place as the parties may agree.

      Section 1.4 Deliveries at Closing. At the Closing:

            (a) IPoint shall deliver to the Shareholders certificates registered in their individual names in accordance with the allocation set forth on
      Schedule I, representing the New Shares;

            (b) IPoint shall deliver to the Warrant Holder the New Warrant;

            (c) IPoint shall deliver to each Shareholder a copy of the resolutions of IPoint's board of directors, certified by the Secretary of IPoint, authorizing this Agreement and the transactions contemplated hereby;

            (d) the Shareholders and IPoint-Israel shall deliver to IPoint:

                  (i) certificates evidencing all of the Shares; and

                  (ii) a copy of the resolutions of IPoint-Israel's board of directors and shareholders, certified by the Secretary of IPoint-Israel, authorizing this Agreement and the transactions contemplated hereby.

            (e) The Warrant Holder shall deliver to IPoint the Warrant.

            (f) IPoint, IPoint-Israel, Cornell and Neomedia shall enter into an assignment agreement to IPoint in the form attached hereto as Schedule IV (the "Assignment Agreement") in respect of certain obligations and benefits set forth under the documents pertaining to the Cornell Investment, the Neomeida Investment and the SEDA, which shall be consented to by IPoint. Cornell and Neomedia hereby agree to modify the documents pertaining to the Cornell Investment, the Neomedia Investment and the SEDA to be assigned under the Assignment Agreement (mainly the various Registration Rights Agreements) in order to change and extend the various timing for filing the Forms S-1 or SB-2 and making them effective.

                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF IPOINT-ISRAEL

      IPoint-Israel represents and warrants to IPoint as of the date hereof as follows:

      Section 2.1 Organization.

      IPoint-Israel is a corporation duly organized, validly existing under the laws of the State of Israel, and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted. Unless the context otherwise requires, IPoint-Israel and its subsidiaries are collectively referred to as "IPoint-Israel".

      Section 2.2 Capitalization. As of the date of this Agreement, the authorized capital stock of IPoint-Israel consists of 20,000,000 ordinary shares, NIS 0.01 nominal value each, 406,900 shares of which are validly issued and outstanding and constitute the Shares.


      Section 2.3 Authority; Enforceability. IPoint-Israel has full legal right, power and authority, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by IPoint-Israel and constitutes, and each other agreement, instrument or documents executed or to be executed by IPoint-Israel in connection with the transactions contemplated hereby has been duly authorized, executed and delivered by IPoint-Israel and constitutes a valid and legally binding obligation of IPoint-Israel enforceable against IPoint-Israel in accordance with their respective terms, except as (a) enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

      Section 2.4 Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by IPoint-Israel of any of the transactions contemplated hereby.

      Section 2.5 Accuracy; Survival. The representations, warranties and statements of IPoint-Israel contained in this Agreement or any Exhibit or Schedule hereto, or in any certificate delivered by IPoint-Israel pursuant to this Agreement, are true and correct in all material respects and do not omit to state a material fact necessary in order to make the representations, warranties or statements contained herein or therein not misleading. All such representations, warranties and statements shall survive the Closing (and none shall merge into any instrument of conveyance), regardless of any investigation or lack of investigation by either of the parries to this Agreement.

      Section 2.6 No Other Representations or Warranties. Except as set forth above in this Section 2, no other representations or warranties of any kind, express or implied, are made in this Agreement by IPoint-Israel to IPoint.

                                    ARTICLE 3
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

      Each Shareholder represents and warrants to IPoint, severally and not jointly with others, as of the date hereof as follows:

      Section 3.1 Ownership. Such Shareholder is the sole record and beneficial owner of the Shares in the amounts set forth in Schedule I attached hereto. Such Shareholder has good and marketable title to such Shares and the absolute right to deliver such Shares in accordance with the terms of this Agreement, free and clear of all liens, restrictions, rights, options and claims of every kind. The transfer of the Shares owned by such Shareholder to IPoint in accordance with the terms of this Agreement transfers good and marketable title to such Shares to IPoint free and clear of all liens, restrictions, rights, options and claims of every kind.

      Section 3.2 Authority; Enforceability. Such Shareholder has full legal capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. Where such Shareholder is an incorporated legal entity, this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes, and each other agreement, instrument or documents executed or to be executed by such Shareholders in connection with the transactions contemplated hereby has been duly authorized, executed and delivered by the same Shareholder. This Agreement constitutes a valid and legally binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms, except as (a) enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

      Section 3.3 Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by such Shareholder of any of the transactions contemplated hereby.

      Section 3.4 No Conflict. Neither the execution and the delivery of this Agreement by such Shareholder, nor the consummation of the transactions contemplated hereby (a) violate, conflict with, or result in a breach of any provisions of, (b) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (c) result in the termination of or accelerate the performance required by, (d) result in the creation of any lien, restriction, rights, options or claims of any kind upon the Shares, under any of the terms, conditions or provisions of the Articles of Incorporation of IPoint-Israel or, to any material extent, under the terms and conditions of any note, bond, mortgage, indenture, deed of trust, lease, license, loan agreement or other instrument or obligation to or by which such Shareholder or any of its assets are bound, or (e) to any material extent, violate any applicable law binding upon either IPoint-Israel or the Shareholders or any of their assets.

      Section 3.5 Adherence with Applicable Securities Laws. The Shareholders understand that the New Shares are being offered to them in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws under Regulation D and/or Regulation S as promulgated under the Securities Act of 1933, as amended, and that IPoint is relying upon the truth and accuracy of, and the Shareholders' compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Shareholders set forth herein in order to determine the availability of such exemptions and the eligibility of the Shareholders to acquire the New Shares. Accordingly, each Shareholder hereby represents either:

      (a) it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and is familiar with the type of risks inherent in the acquisition of securities of IPoint, and each Shareholder's financial position is such that the Shareholder can afford to retain its New Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment; or

      (b) it is acquiring the New Shares in an offshore transaction and further represents:

            (i) the Shareholder is outside the United States when receiving and executing this Agreement;

            (ii) the Shareholder is not aware of any advertisement of any of the New Shares;

            (iii) the Shareholder has not acquired the New Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act of 1933, as amended) in the United States in respect of the New Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the New Shares; provided, however, that Shareholder may sell or otherwise dispose of the New Shares pursuant to registration of the New Shares pursuant to the Securities Act of 1933, as amended, and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

            (iv) the Shareholder agrees that IPoint will refuse to register any transfer of the New Shares not made in accordance with the provision of Regulation S, pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an available exemption from the registration requirements of the Securities Act of 1933 and in accordance with applicable state and provincial securities laws;

            (v) the Shareholder understands and agrees that offers and sales of any of the New Shares, prior to the expiration of a period of one year after the date of transfer of the New Shares (the "Distribution Compliance Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act of 1933, as amended, or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act of 1933, as amended, or an exemption therefrom, and in each case only in accordance with all applicable securities laws; and

            (vi) the Shareholder understands and agrees not to engage in any hedging transactions involving the New Shares, prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act of 1933, as amended.

      Section 3.6 Legends. Such Shareholder hereby acknowledges that upon the issuance of the New Shares, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the New Shares will bear a legend substantially in one of the following forms:

      NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT IS THEN IN FACT APPLICABLE TO SAID SHARES;

                                       OR

      THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE

      BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

      Section 3.7 Investment Purpose. Such Shareholder agrees that it is acquiring the New Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the New Shares issued to it (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

      (a) the sale is to IPoint;

      (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

      (c) the New Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to IPoint an opinion of counsel to that effect or such other written opinion as may be reasonably required by IPoint.

      Section 3.8 No Other Representations or Warranties. Except as set forth above in this Section 3, no other representations or warranties of any kind, express or implied, are made in this Agreement by such Shareholder to IPoint.

                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF IPOINT

      IPoint represents and warrants to IPoint-Israel and the Shareholders as of the date hereof as follows:

      Section 4.1 Organization. IPoint is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted.

      Section 4.2 Capitalization. As of the date of this Agreement, the authorized capital stock of IPoint consists of 300,000,000 shares of common stock, $.0001 par value per share, of which no shares of common stock are validly issued and outstanding, and 10,000,000 shares of preferred stock, $.0001 par value per share, of which no shares of preferred stock are validly issued and outstanding.

      Section 4.3 Authority; Enforceability. IPoint has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of IPoint and no other corporate proceedings on the part of IPoint are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly executed and delivered by IPoint and constitutes a valid and binding obligation of IPoint, enforceable against IPoint in accordance with its terms, except as (a) enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, moratorium or similar laws from time to time in effect affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability.

      Section 4.4 Third Party Consents. No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by IPoint of any of the transactions contemplated hereby.

      Section 4.5 Accuracy; Survival. The representations, warranties and statements of IPoint contained in this Agreement or any Exhibit or Schedule hereto, or in any certificate delivered by IPoint pursuant to this Agreement, are true and correct in all material respects and do not omit to state a material fact necessary in order to make the representations, warranties or statements contained herein or therein not misleading. All such representations, warranties and statements shall survive the Closing (and none shall merge into any instrument of conveyance), regardless of any investigation or lack of investigation by either of the parries to this Agreement.

      Section 4.6 No Conflict. Neither the execution and delivery of this Agreement by IPoint, nor the consummation of the transactions contemplated hereby, do or will (a) violate, conflict with, or result in a breach of any provisions of, (b) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (c) result in the termination of or accelerate the performance required by, (d) result in the creation of a lien upon the New Shares under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of IPoint or any note, bond, mortgage, indenture, deed of trust, lease, license, loan agreement or other instrument or obligation to or by which IPoint or any of its assets are bound, or (e) violate any applicable law binding upon IPoint and on any of its assets.

      Section 4.7 IPoint Common Stock. When issued: (i) each New Share will be duly authorized and validly issued and, subject to the transfer of the Shares, will be fully paid and nonassessable, and shall be free from and clear of any claims, liens, pledges, security interests, or encumbrances, other than restrictions on transfer under applicable state and federal laws, and under IPoint's Certificate of Incorporation, or any agreement, note, bond etc.

      Section 4.8 IPoint Warrant. All shares of IPoint to be issued pursuant to the New Warrant will be, when issued, duly authorized, validly issued, and non-assessable.

      Section 4.9 Investment Representation. IPoint acknowledges that the Shares are restricted securities, that IPoint is acquiring the Shares for its own account with the present intention of holding the Shares for purposes of investment and not with a view to their distribution within the meaning of the Securities Act of 1933, as amended. IPoint has relied solely on its independent investigation in making the decision to purchase the Shares. IPoint's determination to purchase the Shares was made independent of, and was not affected by, any statements or opinions (or the lack thereof) regarding the advisibility of the purchase or as to the properties, business, prospects or condition (financial or other) of IPoint-Israel which may have been made or given by IPoint-Israel or the Shareholders.

      Section 4.10 No Other Representations or Warranties. Except as set forth above in this Section 4, no other representations or warranties, express or implied, are made in this Agreement by IPoint to IPoint-Israel and the Shareholders.

                                    ARTICLE 5
                                  MISCELLANEOUS

      Section 5.1 Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and shall not be limited or affected by any investigation by or on behalf of any party hereto.

      Section 5.1A Compliance with Tax Ruling. Each of IPoint, IPoint-Israel and the Shareholders acknowledges that the transactions contemplated hereby are subject to the provisions of the Tax Ruling, and hereby undertakes to comply (and the Shareholders further undertake to procure the compliance of IPoint) with the provisions of the Tax Ruling.

      Section 5.2. Further Assurances. Each of IPoint, IPoint-Israel and the Shareholders will use its, his or her, as the case may be, best efforts to take all action and to do all things necessary, proper or advisable on order to consummate and make effective the transactions contemplated by this Agreement.

      Section 5.3 Waivers. Each Shareholder hereby irrevocably waives any and all rights or claims that such Shareholder has or may have against IPoint-Israel and/or IPoint, and any of their respective officers, agents, directors, advisors, attorneys, heirs, successors, or assigns (collectively, the "Released Parties") under the Articles of Association, any agreement by and between any one or more of the Released Parties and such Shareholder (including, but not limited to, share purchase agreements, and registration rights agreements), any provision of applicable law or otherwise that become exercisable, accelerated or triggered as a result of, or are otherwise implicated by, the transactions contemplated hereby, including, without limitation, all rights relating to the following: (a) preemptive rights; (b) rights of first offer; (c) rights to receive notice and provide consent; (d) document delivery rights; and (e) rights, preferences, privileges and obligations incident or related to the Shares and the ownership thereof.

      Section 5.4 Notices. All notices hereunder must be in writing and shall be deemed to have been given upon receipt of delivery by: (a) personal delivery to the designated individual, (b) certified or registered mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier service (against a receipt therefor) or (d) facsimile transmission with confirmation of receipt. All such notices must be addressed as follows or such other address as to which any party hereto may have notified the other in writing:

         If to IPoint, to:

                  iPoint U.S.A. Corp.
                  2a Habarzel Street
                  Tel-Aviv 61132
                  Attention:  Muki Geller
                  Facsimile No.:   972-3-7657368

         If to IPoint-Israel or the Shareholders, to:

                  2a Habarzel Street
                  Tel-Aviv 61132
                  Attention:  Muki Geller
                  Facsimile No.:   972-3-7657368

      Section 5.5 Headings; Gender. When a reference is made in this Agreement to a section, exhibit or schedule, such reference shall be to a section, exhibit or schedule of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All personal pronouns used in this Agreement shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural and vice versa, whenever and as often as may be appropriate.

      Section 5.6 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents, exhibits and instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements, and understandings and communications, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      Section 5.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey without regard to any applicable principles of conflicts of law.

      Section 5.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party.

      Section 5.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either party.

      Section 5.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.

      Section 5.11 Amendment and Modification. This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

      Section 5.12 Brokers. IPoint and IPoint-Israel agree to indemnify, defend and hold harmless each other from and against any liability or expense arising out of any claim asserted by any third party for brokerage or finder's fees or agent's commissions, based on an allegation that the other impliedly or expressly engaged such claimant as a finder, broker or agent, or brought such claimant into the negotiations between IPoint-Israel and IPoint.

      Section 5.13 Fees and Expenses. Except as otherwise expressly provided in this Agreement or assumed by IPoint in writing; attorneys' fees, accounting fees and all other fees for professional services incurred by each party in effectuating the transactions contemplated by this Agreement shall be paid by the party which incurred such fees. Except as otherwise expressly provided in this Agreement, IPoint and IPoint-Israel shall each bear its own expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement whether or not such transactions shall be consummated.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by themselves or by their respective duly authorized officers as of the date first written above.

IPOINT:                                              IPOINT-ISRAEL:

IPOINT U.S.A. CORP.                                  IPOINT-MEDIA, LTD.


By:                                                  By:
     ---------------------------------------            -----------------------
        Name: Muki Geller                            Name: Muki Geller
        Title: CEO                                   Title: CEO


SHAREHOLDERS:

------------------------------------------------------
Muki Geller

------------------------------------------------------
Avi Sless

------------------------------------------------------
Avi Kanetti

Nisko Project Electronics & Communications (1990) Ltd.

------------------------------------------------------
Name:
Title:

Japan FA Systems Corp.

------------------------------------------------------
Name:
Title:

Neomedia Technologies, Inc.

------------------------------------------------------
Name:
Title:

Cornell Capital Partners, LP

------------------------------------------------------
Name: Mark Angelo
Title: Portfolio Manager


              [SIGNATURE PAGE TO THE SHARE EXCHANGE AGREEMENT DATED
                               AS OF MAY __, 2005]

                                   Schedule I

Shareholder                     Shares Owned           Allocation Percentage            New Shares to be Issued
-----------                     -------------          ---------------------            -----------------------
Muki Geller                            60,000                           14.7%                           6,000,000
Avi Sless                              12,000                            2.9%                           1,200,000
Avi Kanetti                            12,000                            2.9%                           1,200,000
Nisko Project Electronics             210,000                           51.6%                          21,000,000
& Communications (1990)
Ltd.
Japan FA Systems Corp.                  3,000                            0.7%                             300,000
Neomedia Technologies, Inc.            69,196                           17.0%                           6,919,600
Cornell Capital Partners,              40,704                           10.0%                           4,070,400
LP
Total                                                                  100.0%                          40,690,000

                                                    Schedule II

Warrant Holder                 Warrants Owned          Allocation Percentage           New Warrants to be Issued
--------------                 ---------------         ---------------------           -------------------------
Godela Sievers                          1,500                          100.0%                             150,000

